Exhibit 99.3

GrowLife, Inc. and EZ-Clone Enterprises, Inc.

Summary of Unaudited Pro Forma Consolidated Financial Statements

On October 15, 2018, GrowLife, Inc. (the “Company”), closed the Purchase and Sale Agreement (the “Agreement”) with EZ Clone Enterprises, Inc., a California corporation (“EZ Clone”). EZ Clone is the manufacturer of multiple award-winning products specifically designed for the commercial cloning and propagation stage of indoor plant cultivation including cannabis, food, and other hydroponic farming. The Company acquired 51% of EZ Clone for $2,040,000, payable as follows: (i) a cash payment of $645,000; and (ii) the issuance of 107,307,692 restricted shares of the Company’s common stock at a price of $0.013 per share or $1,395,000.

The company has the obligation to acquire the remaining 49% of EZ Clone within one year for $1,960,000, payable as follows: (i) a cash payment of $855,000; and (ii) the issuance of 85,000,000 shares of the Company’s common stock at a price of $0.013 per share or $1,105,000.

The unaudited pro forma balance sheet as of December 31, 2017 and September 30, 2018 and the unaudited consolidated statement of operations for the year ended December 31, 2017 and the nine months ended September 30, 2018 presented herein gives effect to the acquisition as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only. The unaudited pro forma consolidated financial information presented herein is based on management’s estimate of the effects of the acquisition, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma consolidated financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the acquisition been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma consolidated financial information presented herein should be read in conjunction with the financial statements of the Company contained elsewhere in this Current Report on Form 8-K, as filed with the Securities and Exchange Commission, GrowLife’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission on July 9, 2018, and GrowLife’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018, as filed with the Securities and Exchange Commission on November 14, 2018.

GROWLIFE, INC. AND EZ-CLONE ENTERPRISES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS

		EZ-Clone
	GrowLife, Inc.	Enterprises, Inc.	Pro Forma		Total
	December 31, 2017	December 31, 2017	Adjustments		December 31, 2017
ASSETS	(Audited)	(Audited)

CURRENT ASSETS:
Cash and cash equivalents	$69,191	$18,829	$130,000	a	$218,020
Accounts receivable	-	99,959	-		99,959
Inventory, net	465,678	549,629	-		1,015,307
Prepaid costs	-	16,611	-		16,611
Deposits	24,308	6,100	-		30,408
Total current assets	559,177	691,128	130,000		1,380,305

EQUIPMENT, NET	302,689	351,864	(105,306)	b	549,247
INTANGIBLE ASSETS	-	-	3,036,300	c	3,036,300

TOTAL ASSETS	$861,866	$1,042,992	$3,060,994		$4,965,852

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
Accounts payable - trade	$821,398	$147,661	$-		$969,059
Accrued expenses	133,988	37,109	-		171,097
Accrued expenses - related parties	37,776	-	-		37,776
Derivative liability	2,660,167	-	-		2,660,167
Current portion of convertible notes payable	3,015,021	-	775,000	d	3,790,021
Current portion of notes payable	-	148,269	(148,269)	e	-
Current portion of notes payable- related parties	-	89,131	-		89,131
Current portion of capital lease	-	6,141	-		6,141
Deferred revenue	10,000	-	-		10,000
Total current liabilities	6,678,350	428,311	626,731		7,733,392

LONG TERM LIABILITIES:
Long term portion of notes payable	-	439,602	(439,602)	f	-
Capital leases	-	10,704	-		10,704
Total long term liabilites	-	450,306	(439,602)		10,704

COMMITMENTS AND CONTINGENCIES	-	-	-		-

STOCKHOLDERS' DEFICIT
Preferred stock	-	-	-		-
Common stock	236,752	10,000	731	g	247,483
Additional paid in capital	123,678,069	60,000	1,324,269	h	125,062,338
Accumulated deficit	(129,731,305)	94,375	(491,136)	i	(130,128,066)
Total stockholders' deficit	(5,816,484)	164,375	833,864		(4,818,245)

NON CONROLLING INTEREST IN EZ CLONE ENTERPRISES, INC.	-	-	2,040,001	j	2,040,001

TOTAL LIABILITIES, STOCKHOLDERS' DEFICIT AND NON CONTROLLING INTEREST	$861,866	$1,042,992	$3,060,994		$4,965,852

See accompanying notes to these condensed consolidated financial statements.

GROWLIFE, INC. AND EZ-CLONE ENTERPRISES, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended,
		EZ-Clone
	GrowLife, Inc.	Enterprises, Inc.		Total
	December 31, 2017	December 31, 2017	Pro Forma Adjustments	December 31, 2017
	(Audited)	(Audited)

NET REVENUE	$2,452,104	$2,648,873	$-	$5,100,977
COST OF GOODS SOLD	2,180,603	1,310,455	-	3,491,058
GROSS PROFIT	271,501	1,338,418	-	1,609,919
GENERAL AND ADMINISTRATIVE EXPENSES	2,320,455	1,396,471	-	3,716,926
AMORTIZATION OF INTANGIBLE ASSETS- EZ-CLONE ENTERPRISES, INC.	-	-	607,405k	607,405
OPERATING LOSS	(2,048,954)	(58,053)	(607,405)	(2,714,412)

OTHER INCOME (EXPENSE):
Change in fair value of derivative	496,305	-	-	496,305
Interest expense, net	(1,281,083)	(39,581)	-	(1,320,664)
Other (expense) income	15,577	-	-	15,577
Loss on debt conversions	(2,502,819)	-	-	(2,502,819)
Loss on sale of fixed assets	-	(30,128)	-	(30,128)
Total other (expense) income	(3,272,020)	(69,709)	-	(3,341,729)

(LOSS) BEFORE INCOME TAXES	(5,320,974)	(127,762)	(607,405)	(6,056,141)

Income taxes - current benefit	-	(800)	-	(800)

NET (LOSS)	$(5,320,974)	$(126,962)	$(607,405)	$(6,055,341)

Basic and diluted (loss) per share	$(0.00)	$-		$(0.00)

Weighted average shares of common stock outstanding- basic and diluted	2,044,521,389	-	107,307,692	2,151,829,081

See accompanying notes to these condensed consolidated financial statements.

GROWLIFE, INC. AND EZ-CLONE ENTERPRISES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS

		EZ-Clone
	GrowLife, Inc.	Enterprises, Inc.	Pro Forma		Total
	September 30, 2018	September 30, 2018	Adjustments		September 30, 2018
ASSETS	(Unaudited)	(Audited)

CURRENT ASSETS:
Cash and cash equivalents	$197,180	$28,450	$130,000	a	$355,630
Accounts receivable	-	37,950	-		37,950
Inventory, net	486,661	494,145	-		980,806
Prepaid costs	-	2,438	-		2,438
Deposits	32,921	6,100	-		39,021
Total current assets	716,762	569,083	130,000		1,415,845

EQUIPMENT, NET	502,397	317,734	(90,891)	b	729,240
INTANGIBLE ASSETS	-	-	3,037,027	c	3,037,027

TOTAL ASSETS	$1,219,159	$886,817	$3,076,136		$5,182,112

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
Accounts payable - trade	$954,218	$191,529	$-		$1,145,747
Accrued expenses	244,910	78,215	-		323,125
Accrued expenses - related parties	47,726	-	-		47,726
Derivative liability	1,118,107	-	-		1,118,107
Current portion of convertible notes payable	2,319,687	-	775,000	d	3,094,687
Current portion of notes payable	-	139,125	(139,125)	e	-
Current portion of notes payable- related parties	-	101,636	-		101,636
Current portion of capital lease	-	10,704	-		10,704
Deferred revenue	10,000	-	-		10,000
Total current liabilities	4,694,648	521,209	635,875		5,851,732

LONG TERM LIABILITIES:
Long term portion of notes payable	-	397,993	(397,993)	f	-
Total long term liabilites	-	397,993	(397,993)		-

COMMITMENTS AND CONTINGENCIES	-	-	-		-

STOCKHOLDERS' DEFICIT
Common stock	305,411	10,000	731	g	316,142
Additional paid in capital	134,527,801	60,000	1,324,269	h	135,912,070
Accumulated deficit	(138,308,701)	(102,385)	(446,746)	i	(138,857,832)
Total stockholders' deficit	(3,475,489)	(32,385)	878,254		(2,629,620)

NON CONROLLING INTEREST IN EZ CLONE ENTERPRISES, INC.	-	-	1,960,000	j	1,960,000

TOTAL LIABILITIES, STOCKHOLDERS' DEFICIT AND NON CONTROLLING INTEREST	$1,219,159	$886,817	$3,076,136		$5,182,112

See accompanying notes to these condensed consolidated financial statements.

GROWLIFE, INC. AND EZ-CLONE ENTERPRISES, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months Ended,
		EZ-Clone
	GrowLife, Inc.	Enterprises, Inc.			Total
	September 30, 2018	September 30, 2018	Pro Forma Adjustments		September 30, 2018
	(Unaudited)	(Audited)

NET REVENUE	$953,949	$1,513,699			$$2,467,648
COST OF GOODS SOLD	898,962	674,848	-		1,573,810
GROSS PROFIT	54,987	838,851	-		893,838
GENERAL AND ADMINISTRATIVE EXPENSES	1,116,724	918,635	-		2,035,359
AMORTIZATION OF INTANGIBLE ASSETS- EZ-CLONE ENTERPRISES, INC.	-	-	455,554	k	455,554
OPERATING LOSS	(1,061,737)	(79,784)	(455,554)		(1,597,075)

OTHER INCOME (EXPENSE):
Change in fair value of derivative	(120,286)	-	-		(120,286)
Interest expense, net	(365,859)	(28,876)	-		(394,735)
Impairment of acquired assets- Go Green	(60,000)	-	-		(60,000)
Loss on debt conversions	(645,483)	-	-		(645,483)
Total other (expense) income	(1,191,628)	(28,876)	-		(1,220,504)

(LOSS) BEFORE INCOME TAXES	(2,253,365)	(108,660)	(455,554)		(2,817,579)

Income taxes - current benefit	-	(1,100)	-		(1,100)

NET (LOSS)	$(2,253,365)	$(107,560)	$(455,554)		$(2,816,479)

Basic and diluted (loss) per share	$(0.00)	$-			$(0.00)

Weighted average shares of common stock outstanding- basic and diluted	2,996,701,771	-	107,307,692		3,104,009,463

See accompanying notes to these condensed consolidated financial statements.

(a)
Reflects cash received of $775,000 from the issuance of a convertible debenture, less $640,000 paid to EZ-Clone at closing.
(b)
Reflects the retirement of fixed assets at closing.
(c)
Reflects intangible assets booked related to the 51% acquisition of EZ-Clone, less the amortization of one year.
(d)
Reflects cash received of $775,000 from the issuance of a convertible debenture.
(e)
Reflects the retirement of current portion of debt at closing.
(f)
Reflects the retirement of long-term debt at closing.
(g)
Reflects the issuance of 107,307,692 restricted shares of the Company’s common stock for the 51% interest in EZ-Clone, offset by the elimination of the EZ-Clone common stock.
(h)
Reflects the issuance of 107,307,692 restricted shares of the Company’s common stock at a price of $0.013 per share or $1,395,000 for the 51% interest in EZ-Clone, offset by the elimination of the EZ-Clone additional paid in capital.
(i)
Reflects the amortization of the intangible asset for one year of an estimated five year life and the reversal of shareholder distributions.
(j)
Reflects the 49% non-controlling interest in EZ-Clone.
(k)
Reflects the amortization of the intangible asset for one year of an estimated five year life.